“What is the problem of Everest?  What were the weapons with which the mountain had so long succeeded in holding at bay so many resolute men?  Here then, in very general terms, were the three big factors comprising the problem of Everest, those of altitude, weather, and terrain.  It was a careful study of these, and their effect on successive expeditions through the years, that our preparatory planning and eventually the operational plan itself, had their source.

From these conclusions or principles emerged a theoretical plan of assault…the “plan” in no way committed us to any rigid tactics to be employed on the mountain.  These could and would be decided only much later, on the scene of operations.  We now entered upon a period of intense and exciting activity…designed to ensure that no item of preparatory work should be overlooked and that each event should be dovetailed into its neighbors; everything led up to the great moment when our baggage would be stowed aboard a ship at the beginning of our journey.

Everest’s weapon of weather slowed us down but did not hold us up.  Then there was a change, dramatically sudden.  We had heard of it through the weather broadcasts but had hardly dared to credit it.  The snow showers ceased, the afternoons remained clear.

When at about 2 pm it was already obvious that the South Col “carry” would reach its destination, we all experienced a tremendous feeling of relief.  Although we could not predict the wind conditions, there was no reason for further delay: the assault was on.  We would leave that evening for Camp V on our way upwards.  For us, the climax was fast approaching.

Edmund Hillary, first man (along with Tenzing Norgay Sherpa) to stand at the peak:

I awoke from an uneasy sleep feeling very cold and miserable. It was 4 am.  In the flickering light of a match, the thermometer lying against the tent wall read -25 C.  We had hoped to establish a camp high on the South-East ridge that day, but the force of the wind obviously made a start impossible. After an hour’s steady going we reached the foot of the most formidable-looking problem on the ridge—a rock step some forty feet high. We realized that at this altitude it might well spell the difference between success and failure. Leaving Tenzig to belay me as best he could, I jammed my way into this crack, then kicking backwards with my crampons I sank their spikes deep into the frozen behind me and levered myself off the ground, with a fervent prayer that the cornice would remain attached to the rock, I inched my way upwards until I could finally reach over the top of the rock and drag myself out of the crack on to a wide ledge.  For a few moments I lay regaining my breath and for the first time really felt the fierce determination that nothing now could stop us reaching the top.

How does the Top Flight Fund approach the US equities market?

The same way that John Hunt’s 1953 British expedition approached the world’s tallest mountain:  by understanding the risks, and planning with them foremost in mind; by assembling the most technologically advanced equipment and an experienced, talented team; by preparing for, and protecting against the worst of conditions; by being flexible enough to account for the ever-changing variables of weather and ice; by focusing on the execution of each short-term climb as part of the greater expedition – most of all, by believing Everest was waiting to be climbed.

Today, more financial advisors are moving their clients’ assets from traditional mutual fund into alternative investment strategies.  More high net worth individuals are moving their personal assets into alternative strategies.  Why are the most sophisticated investors turning to alternative investment strategies?  Because most investors believe equity returns over the next twenty years are likely to be much lower than they were during the Eighties and Nineties.  Sophisticated investors trust their assets to strategies that provide protection against the worst market conditions and seize opportunities for outperformance in all market environments.

According to a study by the New York-based Institute for Private Investors, the wealthiest investors…allocated 41% of their investments in alternative assets such as hedge funds.  That’s up from 27% in 1999 and contrasts with a drop in equity holdings to 35% from 53% over the same time.

Barron’s, Sunday Oct 17, 2004

The Top Flight Fund (TOPFX) is an open-ended mutual fund that uses a long-short style rotation strategy.  It provides many of the benefits of an opportunistic hedged strategy to investors and portfolio managers for whom hedge funds may not be an ideal option.

Investment advisors who allocate their client assets to the Top Flight Fund, give their client confidence.

Innovation

How efficient is the market, really?  For us, it is a question of time horizon.  Over the course of a year, we believe the market is generally efficient.  Informational advantages that produce consistent excess return in this time frame are endangered or possibly extinct.  The proliferation of available financial data about public companies and the efforts of government agencies to level the investment playing field have pushed the market even farther down the road of long-term efficiency.  However, we see opportunity in just this: the proliferation of widely available financial data.  We believe the informational advantage now lies in superior quantitative analysis of public companies—an advantage best exploited over the short term, where tax considerations generate less competition and the market is not as efficient.

“One of the main clothing difficulties in the Himalaya had been that of footwear…because of the tendency for snow to melt, moisture is absorbed—and then freezes the boot to the hardness of rock.  I decided that we must be equipped with two types of boot, both specially constructed to give exceptional protection against cold.  The one must be sufficiently light to enable difficult climbing to be done lower on the mountain…the other must give real insulation against extreme cold during the assault, but would be required only for the upper part of the mountain.”  John Hunt

“The arrival of new information to a competitive market can be likened to the arrival of a lamb chop to a school of flesh-eating piranha, where investors are—plausibly enough—the piranha.  The instant the lamb chop hits the water, there is turmoil as the fish devour the meat.  Very soon the meat is gone, leaving only the worthless bone behind, and the water returns to normal…No amount of gnawing on the bone will yield any more meat, and no further study of old information will yield any more valuable intelligence.”

Robert Higgins, Analysis for Financial Management (3rd edition, 1992) (footnote)

The Top Flight Fund utilizes a proprietary investment strategy it refers to as short-term style rotation.  At different times, investors are motivated by different factors to buy some stocks and ignore, or sell, others.  The motivations of investors in selecting specific kinds of stocks for their portfolios is visible in the superior performance of one investment style, such as large cap stocks, or value stocks, or even stocks with improving earnings prospects.  When investors begin to show preference for a particular style, the relative performance of stocks within that style attract other investors on a daily basis.  .  We measure which factors are being rewarded by investors on a daily basis. We believe trends in investment style are among the most observable and durable in the marketplace.

Stock selection in the portfolio on the long side is guided toward stocks that exhibit exactly the characteristics that are currently being rewarded most by investors.  As market conditions warrant, stocks that do not exhibit these characteristics are sold short.  Turnover in the portfolio is driven by the intersection of changes in investor preference, and changes in individual stock characteristics.

“No, that cannot be.  No one has ever been there.  It is impossible.” A Turkish abbott’s reply in 1876 to James Bryce, who mentioned he had just climbed 16,946-foot Mount Ararat.

Flexibility

Many investors have found, through disappointing experience, that the top performing mutual funds one year may sadly underperform the next.  The Top Flight Fund is engineered to provide superior performance in all market environments.  Our strategy is based in the short-term, and built to adapt to investment conditions as they arise.

Successful alpine guides know that to reach the peak of Everest, a number of short, strategic climbs must be successfully executed. The US equities market is no different.  The ability to adapt to prevailing conditions is just as vital.

“I had first toyed with the idea of putting most of our combined effort into one powerful thrust…Later, it had seemed to us that the great weakness of such “one up” tactics was that our assault would tend to be inflexible and unwieldy; and that it was ill-designed to take advantage of the weather…On balance, it seemed wiser to plan on the “two up” principle: that is, to put in two attempts in close collaboration” John Hunt

“If you see yourself as trying to beat the mountain, eventually the mountain will win.  You don’t conquer mountains, you cooperate with them.”  Stacey Allison

Protection

The greatest challenge of any flexible investment strategy is, of course, adapting to the worst conditions.  Like an unprotected climber caught in an avalanche, full exposure to a bear market can be financially fatal.  The Top Flight Fund utilizes short selling, and can be allocated up to fifty percent short.  In this way, the Top Flight Fund seeks to protect capital better than traditional strategies during bear market conditions.

Unlike many hedge funds, the Top Flight Fund does not utilize leverage, choosing instead to collateralize short positions with cash.  The objective of Top Flight Fund is superior performance, even during a protracted bear market.

“The mountain will always be there, the trick is to make sure you are too.”  Hervey Voge

“I told him of my concern about avalanche danger on the route but Peter was full of confidence.  He had watched the face on many occasions, he told me, and had never seen an avalanche sweep down…I too had never actually seen an avalanche falling down the face, although they must come down sometimes, I felt, judging from the debris at the bottom…I don’t think there is anything very clever about killing yourself off, or even about having a fall and surviving.” Edmund Hillary, advising his son Peter on an ascent of Ama Dablam that ended in an avalanche

“Mountains are not fair or unfair—they are just dangerous.” Reinhold Messner

Performance

The Top Flight Fund is a high performing, niche mutual fund for financial advisors and sophisticated investors.  It behaves similarly to a hedge fund; however, it is more accessible to investors, and it costs less most hedge funds (which generally keep a percentage of all investor gains).

The Top Flight Fund is not highly correlated to traditional investment styles or major market indices, making it an ideal piece of a larger mutual fund portfolio.  For current  performance, please visit our website www.TopFlightFund.com.

“Why were we successful when so many other good expeditions had failed?  Our climbers were competent…our organization was sound and our equipment adequate.  We were undoubtedly fit and strongly motivated; and we had that little bit of luck with the weather at the right time…I had the feeling that, in a sense, the mountain was waiting to be climbed—and we were the ones who were ready, willing, and able to do it at the right moment.”

Ed Hillary, 40 years after being the first man to stand on the peak of Everest

Jonathan Ferrell

Portfolio Manager

Melissa Murchison

Advisor Liasion

Melissa@rockcanyonadvisors.com

P: 801-785-8848

F: 801-785-6298

Rock Canyon Advisory Group Inc.

1384 West State Road

Pleasant Grove, UT    84062